Rule 497(d)


                                    FT 4675
                  Global Deep Value Dividend Portfolio Series

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, references to "next year price to earnings (P/E) ratios" and "next year earnings" on pages 10 and 11 of the prospectus should be replaced with "current year price to earnings (P/E) ratios" and "current year earnings," respectively, and one of the screens used to select the portfolio for the trust, "estimated next year P/E ratio
< 12," as described on page 11 of the prospectus should be replaced with
"estimated current year P/E ratio < 12."


March 12, 2014